Diamond Hill Funds
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

For shareholders of:
Diamond Hill Research Opportunities Fund
August 26, 2020
Dear Shareholder:
        We wanted to inform you, as a shareholder of Diamond Hill Research Opportunities Fund, that Diamond Hill Capital Management, Inc. (the “Adviser”) recommended, and the Board of Trustees of your Fund approved, the Adviser’s proposal (“Proposal”) to reorganize your Fund into Diamond Hill Long-Short Fund (together with Diamond Hill Research Opportunities Fund, the “Funds”), effective on or about October 23, 2020. The Adviser’s recommendation to reorganize the two Funds was based largely on your Fund’s ability to attract assets and reach scale and its history of net redemption activity. This reorganization is subject to approval by shareholders of Diamond Hill Research Opportunities Fund. If the reorganization is approved and other closing conditions are satisfied or waived, you will receive the same class of shares of Diamond Hill Long-Short Fund that you hold in Diamond Hill Research Opportunities Fund as of the reorganization date. Both Funds have identical investment objectives. However, while the Funds’ principal investment strategies and investment policies are similar in many respects, there are critical differences between the two. The Diamond Hill Research Opportunities Fund may invest up to 40% of its net assets directly in non-U.S. equity securities, including securities in emerging market countries. By contrast, the Diamond Hill Long-Short Fund may not invest directly in non-U.S. equity securities. As of December 31, 2019, the Diamond Hill Research Opportunities Fund had approximately 10% of its net assets allocated to non-U.S. investments. In addition, per the Funds’ Prospectuses, the Diamond Hill Research Opportunities Fund may sell securities short as part of its principal strategy, whereas the Diamond Hill Long-Short Fund will engage in short sales as part of its principal strategy. Currently, in practice, each Fund sells securities short as part of its principal strategy. As of December 31, 2019, the Diamond Hill Research Opportunities Fund held approximately 19% of its net assets in short holdings, while the Diamond Hill Long-Short Fund held approximately 30% of its net assets in short holdings.
        The Adviser believes the proposed reorganization offers a number of benefits to shareholders of the Diamond Hill Research Opportunities Fund, including being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale and potentially lower total expenses. The Diamond Hill Long-Short Fund has a lower management fee than the

Diamond Hill Research Opportunities Fund, but the total expenses for each class may be slightly higher because the Diamond Hill Long-Short Fund currently has higher dividend expenses and fees on securities sold short. The reorganization is designed to qualify as a tax-free reorganization, so you should generally not realize a tax gain or loss as a direct result of the reorganization.
        If the proposed reorganization is not approved by shareholders, the Adviser intends to recommend that the Board of Trustees vote to liquidate the Diamond Hill Research Opportunities Fund. Shareholders would receive a liquidating distribution on the liquidation date equal to the value of the shares owned. The liquidating distribution would be a taxable transaction.
        The Proposal will be presented to shareholders at a special meeting of shareholders to be held on October 20, 2020 (the “Meeting”). Additional details about the proposed reorganization are described in the enclosed Q&A/Synopsis and Proxy statement/Prospectus, which you should read carefully.
        Your Fund’s Board of Trustees believes the proposed reorganization is in the best interest of the Fund and unanimously recommends that shareholders vote FOR the Proposal.
        Please read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions. If you have any questions about the Proposal, please call 614-255-3333.
        Thank you for your consideration of the Proposal, which is important and warrants your consideration. We value your investment and look forward to our continued relationship.
Sincerely,
Thomas E. Line
President
Diamond Hill Funds

Diamond Hill Funds
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 20, 2020
Notice is hereby given that the Board of Trustees of Diamond Hill Funds (the “Trust”) has called a Special Meeting of Shareholders of Diamond Hill Research Opportunities Fund (the “Target Fund”), a series of the Trust, to be held at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, on October 20, 2020, at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Target Fund will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.
Proposal: Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Diamond Hill Research Opportunities Fund to Diamond Hill Long-Short Fund in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund and the assumption by Diamond Hill Long-Short Fund of all of the liabilities of Diamond Hill Research Opportunities Fund.
Only shareholders of record of the Target Fund as of the close of business on August 14, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about August 26, 2020.
The Board of Trustees of the Trust unanimously recommends that shareholders of the Target Fund vote FOR the Proposal.

By Order of the Board of Trustees,
Thomas E. Line, President

YOUR VOTE IS IMPORTANT
To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 614-255-3333.

DIAMOND HILL RESEARCH OPPORTUNITIES FUND

PROXY STATEMENT/PROSPECTUS AUGUST 26, 2020

Relating to the acquisition of the assets of
DIAMOND HILL RESEARCH OPPORTUNITIES FUND
by and in exchange for shares of beneficial interest of

DIAMOND HILL LONG-SHORT FUND
each a series of DIAMOND HILL FUNDS

325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215
614-255-3333

INTRODUCTION
This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of Diamond Hill Research Opportunities Fund (the “Target Fund”), a series of Diamond Hill Funds (the “Trust”), in connection with a special meeting of the shareholders of the Target Fund to be held at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215 on October 20, 2020 at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) is soliciting proxies from shareholders of the Target Fund for the Meeting.
At the Meeting, shareholders will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.
Proposal: Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Diamond Hill Research Opportunities Fund to Diamond Hill Long-Short Fund in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund and the assumption by Diamond Hill Long-Short Fund of all of the liabilities of Diamond Hill Research Opportunities Fund.
We refer to Diamond Hill Long-Short Fund as the “Acquiring Fund.” We refer to the Target Fund and the Acquiring Fund collectively as the “Funds.” The Agreement and Plan of Reorganization for this proposed transaction is referred to herein as the “Plan,” and the transaction contemplated by the Plan is referred to herein as the “Reorganization.”

As a result of the proposed Reorganization, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings in the Target Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the date of the Reorganization. The number of Acquiring Fund shares of each class that a shareholder of the Target Fund receives will depend on the relative net asset values per share of the applicable class of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a Target Fund shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Target Fund held by the shareholder. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. Diamond Hill Capital Management, Inc. (the “Adviser”) is the investment adviser for both the Acquiring Fund and the Target Fund and will remain the investment adviser of the Acquiring Fund following the completion of the Reorganization. After the Reorganization is completed, the Target Fund will be dissolved. The consummation of the Reorganization is contingent upon approval of the Plan by shareholders of the Target Fund. A form of the Plan is attached as Appendix A. If shareholders approve the Plan, the Reorganization is expected to occur on or about October 23, 2020, or as soon as practicable thereafter (the “Closing Date”).
This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders of the Target Fund on or about August 26, 2020. Shareholders of record of the Target Fund as of the close of business on August 14, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting.
The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the Proposal.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Fund, the Acquiring Fund, the proposed Reorganization, and the Proposal, before voting on the Proposal. Both Funds have identical investment objectives. However, while the Funds’ principal investment strategies and investment policies are similar in many respects, there are critical differences between the two. The Diamond Hill Research Opportunities Fund may invest up to 40% of its net assets directly in non-U.S. equity securities, including securities in emerging market countries. By contrast, the Diamond Hill Long-Short Fund may not invest directly in non-U.S. equity securities. As of December 31, 2019, the Diamond Hill Research Opportunities Fund had approximately 10% of its net assets allocated to non-US investments. In addition, per the Funds’ Prospectuses, the Diamond Hill Target Fund will sell securities short as part of its principal strategy, whereas the Acquiring Fund may engage in short sales as part of its principal strategy. Currently, in practice, each Fund sells securities short as part of its principal strategy. As of December 31, 2019, the Diamond Hill Research Opportunities Fund held approximately 19% of its net assets in short holdings, while the Diamond Hill Long-Short Fund held approximately 30% of its net assets in short holdings.
The Adviser believes that shareholders of the Target Fund may benefit by being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale and potentially lower total expenses. The Diamond Hill Long-Short Fund has a lower management fee than the Diamond Hill Research Opportunities Fund, but the total expenses for each class may be slightly higher because the Diamond Hill Long-Short Fund currently has higher dividend expenses and fees on securities sold short and acquired fund fees and expenses. The Board of Trustees has approved the Proposal.
The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
Shares of the Acquiring Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Incorporation by Reference
For more information about the investment objective, strategies, restrictions, and risks of the Funds, see:
•Each Fund’s Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 76 to Diamond Hill Funds’ registration statement on Form N-1A (File Nos. 811-08061 and 333-22075), dated February 28, 2020, as amended, filed on February 27, 2020; and
•Each Fund’s Annual Report, filed on Form N-CSR (File No. 811-08061), for the fiscal year ended December 31, 2019, filed on February 20, 2020.
The above documents (the "Disclosure Documents") have been filed with the SEC and are incorporated by reference herein as appropriate. The Prospectus of each class of each Fund and its most recent shareholder report have previously been delivered to such Fund’s shareholders.
Important Notice Regarding Internet Availability of Proxy Materials
This Proxy Statement/Prospectus, the Disclosure Documents and copies of the Trust’s most recent annual and semi-annual reports to shareholders are available at www.diamond-hill.com. The Trust’s annual and semi-annual reports also are available at no charge by calling 888-226-5595 or by sending a written request to the Secretary of the Trust at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215.
A Statement of Additional Information dated August 26, 2020 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting Diamond Hill at 855-255-8955 or info@diamond-hill.com.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at www.sec.gov.
The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class	Ticker
Target Fund:
Diamond Hill Research Opportunities Fund
Class A	DHROX
Class C	DROCX
Class I	DROIX
Class Y	DROYX

Acquiring Fund:
Diamond Hill Long-Short Fund
Class A	DIAMX
Class C	DHFCX
Class I	DHLSX
Class Y	DIAYX

PROXY STATEMENT/PROSPECTUS
AUGUST 26, 2020

QUESTIONS AND ANSWERS

The following is a brief overview of the Proposal to be voted on at the Meeting relating to the proposed Reorganization. The Proxy Statement/Prospectus contains more detailed information about the Proposal and proposed Reorganization, and we encourage you to read it in its entirety before voting. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus. The description of the Plan is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q. What is being proposed?

A. The Board of Trustees recommends that shareholders of the Target Fund approve a Plan that authorizes the Reorganization of the Target Fund into the Acquiring Fund. Each Fund is a series of the Trust and is managed by the Adviser. You are receiving this Proxy Statement/Prospectus because, as a shareholder of the Target Fund, you have the right to vote on the Plan.

If approved by shareholders of the Target Fund, as of the close of regular trading on the NYSE on the Closing Date of the Reorganization, Target Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings in the Target Fund. Specifically, all or substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to Target Fund shareholders of record, determined as of the close of business on the Closing Date. After the Reorganization is completed, the Target Fund will be dissolved. If the Reorganization is approved and other closing conditions are satisfied or waived, an account in the Acquiring Fund will be set up in your name, and you will receive shares of the corresponding class of shares of the Acquiring Fund. You will receive confirmation of this transaction following the completion of the Reorganization. The Reorganization is designed to qualify as a tax-free reorganization, so you should generally not realize a tax gain or loss as a direct result of the Reorganization.

Q. Why am I am being asked to approve a reorganization of my Fund into Diamond Hill Long-Short Fund?

A. The Adviser is seeking to streamline its products and create more viable and scalable investment options. These Funds have identical investment objectives and similar investment policies and strategies, as described below. The Adviser believes the proposed Reorganization offers a number of benefits to shareholders of the Target Fund, including being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale and potentially lower total expenses.

Q. If the Reorganization occurs, how will the Acquiring Fund be managed?

A. If the Reorganization is consummated, the following will occur:

• The Target Fund will be reorganized into the Acquiring Fund.
• The Acquiring Fund will be managed by its current investment team at the Adviser.
• The investment objective of the Acquiring Fund, which is identical to that of the Target Fund, will not change.
• The investment policies, principal strategy and risks of the Acquiring Fund, which are similar to those of the Target Fund (except for the key differences outlined below), will not change.
• The Acquiring Fund will continue to have the Russell 1000 Index as its primary benchmark index.
• The Acquiring Fund will retain its current fee and expense structure, including (i) an investment advisory fee at an annual rate of 0.90% of the Fund’s average daily net assets, calculated daily and paid monthly, which is 0.05% lower than the Target Fund’s annual investment advisory fee rate of 0.95%; and (ii) a total expense ratio, including Other Expenses of the Acquiring Fund which will remain at the current levels, which is approximately 0.07% higher than the Target Fund due to higher dividend expenses and fees on securities sold short and acquired fund fees and expenses.

Q. What is the recommendation of the Board of Trustees on the Reorganization?

A. At a meeting held on July 21, 2020, the Board of Trustees determined that the Reorganization is in the best interests of the Funds. In reaching this determination, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others:

• Similarities and differences between the Funds’ investment objectives, policies and strategies;
• Whether the Reorganization would allow shareholders to continue their investment in the Diamond Hill Funds;
• Whether the larger asset base of the Acquiring Fund would create the opportunity to benefit from long-term economies of scale and potentially lower total expenses;
• The historical performance record of the Acquiring Fund, on an absolute basis and relative to the Target Fund;
• Whether the Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature;

• The costs of the Reorganization, other than costs incurred to reposition a Fund in connection with the Reorganization (including whether the Adviser would bear such costs)
• The anticipated amount of repositioning costs, if any;
• The terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders of the Funds;
• The alternatives to the Reorganization, including the liquidation of the Target Fund; and
• The potential benefits of the Reorganization to the Adviser, including, among other things, the potential for greater operational efficiencies to be achieved by managing a single mutual fund, rather than separate funds with separate investment strategies.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the approval of the Plan.

Q. Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A. No. You will receive the same class of shares of the Acquiring Fund with equivalent dollar value as the class of shares of Target Fund you own as of the Closing Date. However, the number of shares you receive will depend on the relative net asset values (“ NAVs”) of the shares of the Target Fund and the corresponding class of shares of the Acquiring Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date.

Q.  How do the Funds’ investment objectives, principal investment strategies, and investment policies compare?

A.The following summarizes the primary similarities and differences in the Funds’ investment objectives and principal investment strategies.

Similarities:

Investment Objective: Both Funds seek to provide long-term capital appreciation.

Principal Investment Strategies: Both Funds seek exposure to equity securities.

Diversification: Each Fund is classified as “diversified” under the 1940 Act, meaning that each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Differences:

Investment Personnel: Each Fund has different portfolio managers. The Acquiring Fund’s portfolio managers will continue to manage the Acquiring Fund after the Reorganization. Each co-manager of the Target Fund is also a member of the team of research analysts that support the portfolio managers of the Acquiring Fund.

Principal Investment Strategies:

•Target Fund. The Target Fund seeks to achieve its investment objective by investing its assets in U.S. equity securities of any size that the Adviser believes are undervalued. The Fund may also invest up to 40% of its net assets in non-U.S. equity securities, including equity securities in emerging market countries. Equity securities consist of common and preferred stocks. As of December 31, 2019, the Target Fund has approximately 10% of its net assets allocated to non-US investments.

•Acquiring Fund. The Acquiring Fund invests its assets primarily in U.S. equity securities of any size that the Adviser believes are undervalued.

Short Selling:
•Target Fund. The Target Fund may sell securities short as part of its principal strategy. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 70% of the value of the fund’s net assets.

•Acquiring Fund. The Acquiring Fund will sell securities short as part of its principal strategy. The Fund will not make a short sale, if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets.

•Currently, in practice, each Fund sells securities short as part of its principal strategy. As of December 31, 2019, the Diamond Hill Research Opportunities Fund held approximately 19% of its net assets in short holdings, while the Diamond Hill Long-Short Fund held approximately 30% of its net assets in short holdings as of the same date.

Benchmark:

•Target Fund. The Target Fund’s primary benchmark is the Russell 3000 Index, a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

•Acquiring Fund. The Acquiring Fund's primary benchmark is the Russell 1000 Index, a market-capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index.

Further information comparing the Funds’ investment objectives, strategies, restrictions, and risks is included below under “Summary of the Funds”.

Q. How do the Funds compare in size?

A.As of December 31, 2019, the Target Fund’s net assets were approximately $77 million, and the Acquiring Fund’s net assets were approximately $3.5 billion. If the Reorganization were completed as of December 31, 2019, the combined net assets of the Acquiring Fund would be $3.6 billion. The asset size of each Fund fluctuates on a daily basis, and the asset size of the Acquiring Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of December 31, 2019. More current total net asset information is available at diamond-hill.com.

Q. How do the fee and expense structures of the Funds compare?

A.  Each Fund is subject to the same fee and expense structure with an annual investment advisory fee and administration fee paid to the Adviser and distribution fees paid to Foreside Financial Services, LLC.

Q. Will the Reorganization result in higher investment advisory fees for Target Fund shareholders?

A. No. As noted above, the Acquiring Fund will retain the same investment  advisory fee schedule after the Reorganization, which is an annual rate of 0.90% of average daily net assets. The Target Fund pays an investment advisory fee at the annual rate of 0.95% of average daily net assets.

Q.  Will the Reorganization result in higher total operating expenses?

A.  Yes. The total gross and net expense ratios of each share class of the Acquiring Fund after the Reorganization is completed are expected to be slightly higher than the total gross and net expense ratios that would be paid by the corresponding share class of Target Fund’s shareholders if the Reorganization did not occur, because the Acquiring Fund currently has higher dividend expenses and fees on securities sold short and other expenses and acquired fund fees and expenses.

Q.  What are the U.S. federal income tax consequences of the Reorganization?

A.  The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) (the “Code”) and will not take place unless counsel provides an opinion to that effect. Assuming the Reorganization so qualifies, shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. Prior to the Closing Date, you will likely receive an additional taxable distribution of ordinary income or capital gains that the Target Fund has accumulated as of the date of the distribution.

As always, if you choose to redeem or exchange your shares (whether before or after the Reorganization), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consult a tax adviser with respect to the tax consequences of the Reorganization and any exchange or redemption.

Q.  Will my cost basis for U.S. federal income tax purposes change as a result of the Reorganization?

A.  Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization is expected to be different than the number of shares you held prior to the Reorganization, your average cost basis per share may change.

Q.  Will the shareholder service providers to my Fund change?

A.  No. The current service providers to the Funds will continue to provide the same services to the Acquiring Fund following the Reorganization.

Diamond Hill Capital Management, Inc. currently serves as investment adviser to both Funds and will continue as the investment adviser to the Acquiring Fund following the Reorganization. The administrator, custodian, transfer agent, auditor, and distributor are the same for the Funds and will not change as a result of the Reorganization. Accordingly, the Funds will continue to receive the same level of services with no increase in related fees.

Q.  Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.  No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full and fractional value of shares of the Target Fund will be exchanged for full and fractional corresponding shares of the Acquiring Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q.  Can I still add to my existing Target Fund account until the Reorganization?

A.  Yes. Current Target Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about October 23, 2020), unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason.

Q.  Will either Fund pay fees or expenses associated with the Reorganization?

A.  No. The Adviser will pay the direct fees and expenses associated with the Reorganization, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and audit fees, which are estimated to be approximately $35,000. In addition, the Adviser will pay the commission or other transaction costs associated with repositioning the portfolio, which are estimated to be approximately $8,000.

Q.  If shareholders approve the Reorganization, when will the Reorganization take place?

A.  If Target Fund shareholders approve the Reorganization and other conditions are satisfied or waived, the Reorganization is expected to occur on or about October 23, 2020, or as soon as reasonably practicable after shareholder approval is obtained. After completion of the Reorganization, your financial intermediary or plan sponsor is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.  What happens if the Reorganization is not completed?

A.  If the proposed Reorganization to is not approved by shareholders, the Adviser intends to recommend that the Board of Trustees vote to liquidate the Diamond Hill Research Opportunities Fund. Shareholders would receive a liquidating distribution on the liquidation date equal to the value of the shares owned. The liquidating distribution would result in a taxable transaction.

Q.  How many votes am I entitled to cast?

A.  You are entitled to one vote for each whole dollar value and a proportionate fractional vote for each fractional dollar value of the NAV of Target Fund shares held in your name on the Record Date (defined below).

Miscellaneous Matters

Q.  Who is eligible to vote?

A.  Shareholders who owned shares of the Target Fund at the close of business on August 14, 2020 (the “Record Date”) will receive notice of the Meeting and be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting.

Q.  What is the required vote to approve the Proposal?

A.  Approval of the Plan requires the affirmative vote of a “majority of the  outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the Target Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund entitled to vote thereon.

A quorum of the Target Fund’s shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of the Target Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q.  How can I vote my shares?

A.  You can vote or provide instructions in any one of four ways:

1.By Internet through the website listed in the proxy voting instructions;
2.By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
3.By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or
4.In person at the Meeting on October 20, 2020.

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

It is important that Target Fund shareholders respond to ensure that there is a quorum for the Meeting. If a quorum is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting, the chairperson of the Meeting may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q.  If I vote my proxy now as requested, can I change my vote later?

A.  Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of the Target Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal. Target Fund shareholders should send notices of revocation to Diamond Hill Funds at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, Attn: Secretary.

PROPOSAL
THE REORGANIZATION OF DIAMOND HILL RESEARCH OPPORTUNITIES FUND
INTO DIAMOND HILL LONG-SHORT FUND

SUMMARY

This section provides a summary of certain information with respect to the Reorganization, the Target Fund, and the Acquiring Fund, including but not limited to comparative information regarding each Fund’s investment objective, fees and expenses, principal investment strategies and risks, historical performance, and other information. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. Each Fund is designed for investors seeking long term capital appreciation.

Comparison of Management Fees

The Target Fund pays the Adviser an investment advisory fee of 0.95% of the Fund’s average daily net assets, and the Acquiring Fund pays the Adviser an investment advisory fee at an annual rate of 0.90% of the Fund’s average daily net assets. For both Funds, the fee is calculated daily and paid monthly. After the Reorganization, the Acquiring Fund will continue to pay this same fee rate to the Adviser.

Current Fees and Expenses

The following tables compare the fees and expenses you may bear as an investor in the Target Fund or Acquiring Fund. Fees and expenses shown for the Target Fund and the Acquiring Fund were determined based on each Fund’s average daily net assets for the annual period ended December 31, 2019. The fees and expenses of the Acquiring Fund shown below are not anticipated to change following the Reorganization.

More current total net asset information is available for the Funds at diamond-hill.com. It is important for you to know that dividend expenses and fees on short sales, acquired fund fees and expenses, market volatility or other factors, could cause each Fund’s expense ratio to be higher than the fees and expenses shown.

The following Shareholder Fees are the same for both the Target Fund and the Acquiring Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	1.00%	None	None

The following are the Annual Fund Operating Expenses for each of the Target Fund and the Acquiring Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund
Class A Shares
Management fee	0.95	0.90
Distribution (12b-1) fees	0.25	0.25
Other expenses:
Administration fees	0.21	0.21
Dividend expenses and fees on short sales	0.37	0.49
Other	0.01
Total other expenses	0.59	0.70
Acquired fund fees and expenses		0.02
Total annual fund operating expense	1.79	1.87
Fee waivers[1]		(0.01)
Total annual fund operating expense after fee waivers	1.79	1.86

Class C Shares
Management fee	0.95	0.90
Distribution (12b-1) fees	1.00	1.00
Other expenses:
Administration fees	0.21	0.21
Dividend expenses and fees on short sales	0.37	0.49
Other	0.01
Total other expenses	0.59	0.70
Acquired fund fees and expenses		0.02
Total annual fund operating expense	2.54	2.62
Fee waivers[1]		(0.01)
Total annual fund operating expense after fee waivers	2.54	2.61

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund
Class I Shares
Management fee	0.95	0.90
Distribution (12b-1) fees
Other expenses:
Administration fees	0.17	0.17
Dividend expenses and fees on short sales	0.37	0.49
Other	0.01
Total other expenses	0.55	0.66
Acquired fund fees and expenses		0.02
Total annual fund operating expense	1.50	1.58
Fee waivers[1]		(0.01)
Total annual fund operating expense after fee waivers	1.50	1.57
Class Y Shares
Management fee	0.95	0.90
Distribution (12b-1) fees
Other expenses:
Administration fees	0.05	0.05
Dividend expenses and fees on short sales	0.37	0.49
Other	0.01
Total other expenses	0.43	0.54
Acquired fund fees and expenses		0.02
Total annual fund operating expense	1.38	1.46
Fee waivers[1]		(0.01)
Total annual fund operating expense after fee waivers	1.38	1.45
1The fund may invest in another Diamond Hill Fund. The fund's adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund's Board of Trustees.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for Fund management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

Examples

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Target Fund (Class A)	$673	$1,035	$1,421	$2,500
Acquiring Fund (Class A)	$679	$1,056	$1,456	$2,571

Target Fund (Class C)	$357*	$791	$1,350	$2,875
Acquiring Fund (Class C)	$364**	$811	$1,385	$2,944

Target Fund (Class I)	$153	$474	$818	$1,791
Acquiring Fund (Class I)	$160	$496	$855	$1,867

Target Fund (Class Y)	$140	$437	$755	$1,657
Acquiring Fund (Class Y)	$148	$459	$792	$1,735
* If you held your shares instead of redeeming at the end of the period, your expenses would be $257.
** If you held your shares instead of redeeming at the end of the period, your expenses would be $264.

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 74% of the average value of its portfolio and the Acquiring Fund’s turnover rate was 54% of the average value of its portfolio.

Investment Objectives

Both the Target Fund and the Acquiring Fund seek to provide long-term capital appreciation.

Principal Investment Strategies

Both Funds have identical investment objectives. In addition, while the Funds’ principal investment strategies and investment policies are similar in many respects, there are critical differences between the two. The Diamond Hill Research Opportunities Fund’s portfolio may invest up to 40% of its net assets directly in non-U.S. equity securities, including securities in emerging market countries. The Diamond Hill Long-Short Fund may not invest directly in non-U.S. equity securities. As of December 31, 2019, the Diamond Hill Research Opportunities Fund had approximately 10% of its net assets allocated to non-US investments. In addition, per the Funds’ Prospectuses, the Diamond Hill Target Fund may sell securities short as part of its principal strategy, whereas the Acquiring Fund will engage in short sales as part of its principal strategy. Currently, in practice, each Fund sells securities short as part of its principal strategy. As of December 31, 2019, the Diamond Hill Research Opportunities Fund held approximately 19% of its’ net assets in short holdings, while the Diamond Hill Long-Short Fund held approximately 30% of its net assets in short holdings.

The following is intended to show the primary similarities and differences between the Funds’ principal investment strategies. The Acquiring Fund will continue to have the same investment strategies shown below following the Reorganization. This information is qualified in its entirety by the prospectuses of each Fund.

Target Fund	Acquiring Fund
Principal Investment Strategy
The Fund, under normal market conditions, invests its assets primarily in U.S. equity securities of any size that the Adviser believes are undervalued. The Fund may also invest up to 40% of its net assets in foreign equity securities, including equity securities in emerging market countries. Equity securities consist of common and preferred stocks.
The Fund may sell securities short. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 70% of the value of the fund’s net assets.

The Fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that the Adviser believes are undervalued and selling short U.S. equity securities of any size capitalization the Adviser believes are overvalued. Equity securities consist of common and preferred stocks.
The Fund also will sell securities short. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets.

Target Fund	Acquiring Fund
Investment Approach
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.	Same.

Target Fund	Acquiring Fund
Short Selling
The Fund also may sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Fund’s assets will as a matter of practice be invested in short sales. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 70% of the value of the Fund’s net assets.

The Fund will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Fund’s assets will as a matter of practice be invested in short sales. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets.

Portfolio Maintenance
Once a stock is purchased or sold short, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale) or if it identifies a stock that it believes offers a better investment opportunity.	Same.
Benchmarks
Primary Russell 3000 Index	Primary Russell 1000 Index
Secondary 75% Russell 3000 Index/25% ICE BofA U.S. T-Bill 0-3 Month Index	Secondary 60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index

Target Fund	Acquiring Fund
Morningstar Category
Large Blend	Long-Short Equity

For additional information on the Funds’ principal investment strategies and related risks, please refer to the “Additional Information About the Funds” section of this Proxy Statement/Prospectus.

Principal Investment Risks

As with any security, an investment in either Fund involves certain risks, including loss of principal. The following is a summary of the principal risks associated with an investment in each Fund. Because the Funds have similar investment objectives and policies, and because both seek exposure to a mix of equity securities, many of the principal risks are similar for each Fund. Differences and similarities in risks between the Funds are noted below. Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Funds—Additional Risks of the Funds.”. This information is qualified in its entirety by the prospectuses of each Fund.

Target Fund	Acquiring Fund	How They Compare
Equity Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value.

Equity Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value.

The risks are the same.

Target Fund	Acquiring Fund	How They Compare
Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. In addition, some of the Fund’s Portfolio Managers have no experience managing a mutual fund.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments.
The risks are the substantially the same.

Target Fund	Acquiring Fund	How They Compare
Non-U.S. and Emerging Markets Risk.  The Fund may invest in non-U.S. securities and U.S. securities of companies domiciled in foreign (non-U.S.) countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of foreign markets. The potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

	Not applicable	A principal risk of the Target Fund’s strategy is Non-U.S. and Emerging Markets risk, but that risk does not apply to the Acquiring Fund’s strategy. The Acquiring Fund may not invest directly in international securities.

Target Fund	Acquiring Fund	How They Compare
Short Sale Risk.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Short Sale Risk.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.
The risks are the same.

Target Fund	Acquiring Fund	How They Compare
Small Cap and Mid Cap Company Risk.  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Small Cap and Mid Cap Company Risk.  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
The risks are the same.

Comparison of Fund Performance
The following information provides some indication of the risks of investing in each Fund by showing how each Fund’s performance has varied over time. Each Fund’s return and yield will vary, and you could lose money by investing in either Fund.
Acquiring Fund:
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time and shows that fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

45%
30%
15%
0%
-15%
-30%
-45%
0.03
3.29
8.77
23.19
7.55
(1.40)
10.55
5.99
(7.04)
23.11
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Best Quarter:	4Q ‘11, +10.21%
Worst Quarter:	4Q ‘18, -10.47%

Average Annual Total Returns As of 12/31/2019

The average annual total returns for the fund’s Class A and Class C shares below are reduced to reflect the maximum applicable sales charges applicable to the class and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	23.11%	5.74%	7.01%
After Taxes on Distributions		21.33	4.90	6.56
After Taxes on Distributions and Sale of Fund Shares		14.93	4.42	5.64
Class A Before Taxes	6/30/00	16.60	4.36	6.16
Class C Before Taxes	2/13/01	20.80	4.65	5.91
Class Y Before Taxes	12/30/11	23.23	5.87	7.05
Russell 1000 Index		31.43	11.48	13.54
60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index		19.15	7.37	8.37

Historical performance for Class Y shares prior to their inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

The Fund’s primary benchmark, the Russell 1000 Index, is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Fund’s secondary benchmark, the 60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index, is a blended index representing a 60% weighting of the Russell 1000 index as described above, and a 40% weighting of the ICE BofA U.S. T-Bill 0-3 Month Index. The ICE BofA U.S. T-Bill 0-3 Month Index is an unmanaged index measuring the performance of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. ICE Data was not involved in the creation of the blended index.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Target Fund:
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time and shows that fund performance can change from year to year. Prior to calendar year 2012, the bar chart and table reflect the past performance of Diamond Hill Research Partners, L.P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser, and provide some indication of the risks of investing in the Fund by showing changes in the fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated compared to a relevant market index. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted, based on their value on December 30, 2011, into assets of the fund prior to commencement of operations of the Fund. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the Fund prior to calendar year 2012 is measured from March 31, 2009, the inception of the Research Partnership, and is not the performance of the Fund. The Fund’s and the Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

40%
20%
0%
-20%
-40%
11.59
1.83
12.03
32.76
7.21
(5.00)
9.89
13.34
(12.86)
25.51
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Best Quarter:	1Q'12, +13.37%
Worst Quarter:	4Q'18 , -16.13%

Average Annual Total Returns As of 12/31/2019

The average annual total returns for the Fund’s Class A and Class C shares below are reduced to reflect the maximum applicable sales charges applicable to the class and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes. After-tax returns are not provided prior to five years because the Research Partnership’s tax treatment was different than that of a registered investment company.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	12/30/11	25.51%	5.29%	8.90%
After Taxes on Distributions		24.05	4.28	N/A
After Taxes on Distributions and Sale of Fund Shares		16.13	4.00	N/A
Class A Before Taxes	12/30/11	18.84	3.92	8.05
Class C Before Taxes	12/30/11	23.28	4.21	7.80
Class Y Before Taxes	12/30/11	25.64	5.42	9.04
Russell 3000 Index		31.02	11.24	13.42
75% Russell 3000 Index/25% ICE BofA U.S. T-Bill 0-3 Month Index		23.38	8.75	10.23

The Fund's primary benchmark, the Russell 3000 Index, is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies by total market capitalization.

The Fund’s secondary benchmark, the 75% Russell 3000 Index/25% ICE BofA U.S. T-Bill 0-3 Month Index, is a blended index representing a 75% weighting of the Russell 3000 index as described above, and a 25% weighting of the ICE BofA U.S. T-Bill 0-3 Month Index. The ICE BofA U.S. T-Bill 0-3 Month Index is an unmanaged index measuring the performance of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. ICE Data was not involved in the creation of the blended index.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Management of the Funds

Investment Adviser:

Diamond Hill Capital Management, Inc. is the investment adviser for the Acquiring Fund and the Target Fund and will remain the investment adviser of the Acquiring Fund after the Reorganization.

Fund Management:

The Acquiring Fund’s investment personnel will continue to manage the Acquiring Fund after the Reorganization. For more information about each Fund’s investment personnel, please refer to “Other Comparative Information about the Funds.”

Buying and Selling Fund Shares

The following table compares information related to buying and selling shares of the Funds.

	Target Fund	Acquiring Fund
Minimum Initial Investment	Class A, C, and I: $2,500 Class Y: $500,000	Same
To Place Orders	Mail: Diamond Hill Research Opportunities Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595	Same
Transaction Policies	In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.	Same
Exchange Rights
In general, you may exchange any or all of your shares of the Fund for shares in another Diamond Hill Fund or another share class of the Fund, subject to certain conditions. See Appendix B for additional detail.
Same

Tax Information

Both Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains distributed to you. The Acquiring Fund, like the Target Fund, intends to declare and distribute its net investment income, if any, to shareholders annually, and such distributions may be taxed as ordinary income or capital gains. These tax characteristics of the Acquiring Fund will not change as a result of the Reorganization.

Payments to Broker-Dealers, Insurers, and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), each Fund and the Adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s web site for more information.

THE REORGANIZATION

The Plan

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates: (i) the Acquiring Fund’s acquisition of all or substantially all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any; (ii) the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the complete termination and liquidation of the Target Fund.

The value of the Target Fund’s assets to be acquired, the amount of its liabilities to be assumed by the Acquiring Fund, and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”), after the declaration by the Target Fund of distributions, if any, on the Closing Date, and will be determined in accordance with the valuation methodologies described in the Funds’ currently effective prospectuses and Statement of Additional Information (“SAI”). The Plan provides that the Adviser will bear the fees and costs related to the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus and each Fund’s brokerage commissions or other transaction costs, if any, related to the Reorganization. The Closing Date is expected to be on or about October 23, 2020, or as soon as practicable thereafter.

The Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Reorganization, so that each shareholder of the Target Fund will receive a number of full and fractional corresponding shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated. The number of shares to be issued will be determined at the relative NAV of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund. Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Reorganization, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will be equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Reorganization. The Acquiring Fund will be the accounting survivor following the reorganization and will maintain its historical track record.

        The closing of the Reorganization is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund. The Plan also requires receipt of a tax opinion from Thompson Hine LLP (“Thompson Hine”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Reorganization should qualify as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Plan inadvisable. Please review the Plan carefully.

The Adviser will pay the direct fees and expenses associated with the Reorganization, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and audit fees, which are estimated to be approximately $35,000. It is expected that the Target Fund will reposition a significant number of the portfolio securities not held in the Acquiring Fund prior to the Reorganization. It is estimated that portfolio repositioning of the Target Fund, prior to the consummation of the Reorganization, will result in brokerage commissions or other transaction costs of approximately $8,000 or 0.01% of the Target Fund’s average net assets, based on average commission rates. The Adviser will reimburse the Target Fund for these commission expenses. The Adviser does not believe there will be a material tax impact on shareholders from repositioning.

Sales of portfolio securities at a gain may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization. Any such gain may be reduced by available capital loss carryforwards, if any.

Reasons for the Reorganization

The Adviser’s proposal to merge the two Funds was based largely on the Adviser seeking to streamline its products in order to better position these products and create a more viable and scalable asset investment option. Both Funds have identical investment objectives. In addition, while the Funds’ principal investment strategies and investment policies are similar in many respects, there are critical differences between the two, as described above under “Principal Investment Strategies.”

The Adviser believes that shareholders of the Target Fund (as shareholders of the Acquiring Fund following completion of the Reorganization) may benefit by being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale. Although each share class of the Acquiring Fund currently has slightly higher total expenses compared to the corresponding share class of the Target Fund, which is due to higher dividend expenses and fees on short sales and acquired fund fees and expenses, the Acquiring Fund has a greater opportunity for lower expenses due to long-term economies of scale.

The Adviser met with the Trustees on July 21, 2020, to consider the Plan and the Reorganization. The Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

At a meeting of the Board of Trustees held on July 21, 2020, the Trustees approved the Plan after determining that (1) the Reorganization is in the best interests of the Funds; and (2) the Reorganization will not dilute the interests of existing shareholders of the Funds. In determining whether to approve the Reorganization on behalf of the Funds, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Board noted that the Funds have identical investment objectives and similar investment policies and strategies. Because of those similarities, the Board considered that many of the principal risks of each Fund are also similar.

Fund Management. The Board considered that Diamond Hill Capital Management, Inc. will continue to serve as investment adviser to the Acquiring Fund upon completion of the Reorganization. The Board also considered that the same team of investment professionals who manage the Acquiring Fund would continue to manage the Acquiring Fund upon completion of the Reorganization. In addition, each portfolio manager of the Target Fund is also a member of the team of research analysts that support the portfolio managers of the Acquiring Fund.

Asset Size; Long Term Growth Prospects of Target Fund. The Board considered the substantially larger asset base of the Acquiring Fund, which creates the potential for a more stable fund asset base over time as compared to the Target Fund on a stand-alone basis. The Board considered the Adviser’s view that the long-term growth prospects of the Target Fund were not favorable and that there was limited opportunity for growth. The Board considered the Adviser’s view that the Reorganization was preferable to other alternatives, including liquidation of the Target Fund.

Performance Records. The Board considered that, upon completion of the Reorganization, the Acquiring Fund would maintain its historical track record. The Board considered the performance of each Fund on an absolute basis and relative to its benchmark index and to each other and noted that the long-term performance of the Acquiring Fund was similar to that of the Target Fund. The Board also considered that the Acquiring Fund achieved its performance with a lower risk profile due to lower net equity exposure (gross long exposure less gross short exposure) and investment in higher market capitalization securities.

Fees and Expenses. The Board considered the fees and expense ratios of each of the Funds. The Board considered that following the Reorganization, total expenses for each share class of the Acquiring Fund are expected to be slightly higher as the expenses for the corresponding share class of the Target Fund, due to dividend expenses and fees on short sales and expenses associated with investing in other investment companies. However, the Board noted that the management fee for the Acquiring Fund is lower than the management fee for the Target Fund. In addition, the Board considered the Adviser's stated belief that shareholders of the Target Fund would benefit by being shareholders of a fund with greater asset size that creates opportunities to benefit from long-term economies of scale.

Anticipated Tax-Free Reorganization. The Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganization. The Board considered the terms and conditions of the Plan, including that the Plan provides that the Adviser will bear the costs associated with the Reorganization.

Terms of the Reorganization and Impact on Shareholders. The Board observed that the terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board considered that each holder of Target Fund shares will receive shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Fund shares held as of the Valuation Time.

Potential Benefits to the Adviser and Affiliates. The Board recognized that the Reorganization may result in some benefits and economies of scale for the Adviser and its affiliates, noting that such benefits may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and other services as a result of the elimination of the Target Fund as a separate fund.

Conclusion. The Board approved the Reorganization, concluding that such Reorganization is in the best interests of the Target Fund and Acquiring Fund and that the interests of existing shareholders of such Funds will not be diluted as a result of the Reorganization. In its deliberations, the Board did not identify any single factor or factors that were controlling; and each Trustee assigned different weights to various factors considered.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquiring Fund and Target Fund receive an opinion from Thompson Hine, dated as of the Closing Date, that the Reorganization should qualify as a tax free “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Thompson Hine will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Thompson Hine will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Reorganization qualifies as a reorganization, the U.S. federal income tax consequences of the Reorganization can generally be summarized as follows:

•no gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders in exchange for their shares of the Target Fund;
•the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Target Fund immediately prior to the respective Reorganization, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund;
•no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund;
•no gain or loss will be recognized by shareholders of the Target Fund upon the receipt of the Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their Target Fund shares; and
•the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged were held by such shareholder.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund may pay a distribution (paid in the form of additional shares) attributable to any undistributed investment company taxable income, net tax-exempt income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the Closing Date, which may be, in part, attributable to the Target Fund’s repositioning. Additionally, subsequent to the Closing Date, the Acquiring Fund may sell for cash, in the ordinary course of business, a portion of the securities acquired from the Target Fund in the Reorganization and may distribute any resulting net gains to its shareholders. These distributions generally are taxable to shareholders that hold shares of the Target Fund or the Acquiring Fund in taxable accounts.

The impact of the Reorganization on the tax attributes of the Funds will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

        Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Target Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

Securities to Be Issued, Key Differences in Shareholder Rights

The Acquiring Fund and the Target Fund are each organized as a separate series of the Trust, an Ohio business trust, and are governed by the same Second Amended and Restated Agreement and Declaration of Trust Instrument dated August 12, 2012, as amended, and as further amended from time to time (the “Trust Instrument”), and Bylaws (together with the Trust Instrument, the “Governing Documents”). As such, there are no key differences in the rights of shareholders of the Funds.

Capitalization

        The following tables set forth, as of December 31, 2019: (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received by Target Fund shareholders. Pro forma financial statements are not provided for the Acquiring Fund as the net asset value of the Target Fund does not exceed ten percent of the net asset value of the corresponding Acquiring Fund as of June 30, 2020. There are no material differences in accounting policies between the Target Fund and the Acquiring Fund.

	Research Opportunities Fund	Long-Short Fund	Adjustments (1)	Pro Forma Combined Fund
Net Assets
Class A Shares	$ 10,645,629	$ 234,584,494		$ 245,230,123
Class C Shares	1,367,982	41,746,730		43,114,712
Class I Shares	45,157,860	2,959,933,116		3,005,090,976
Class Y Shares	19,399,909	291,753,013		311,152,922
Total	$ 76,571,380	$ 3,528,017,353		$ 3,604,588,733

Shares Outstanding (unlimited number of shares authorized)
Class A Shares	454,175	8,921,803	(49,297)	9,326,681
Class C Shares	62,472	1,808,511	(3,210)	1,867,773
Class I Shares	1,896,300	109,711,386	(222,502)	111,385,184
Class Y Shares	811,548	10,767,638	(95,562)	11,483,624
Total	3,224,495	131,209,338	(370,571)	134,063,262

Net Asset Value Per Share
Class A Shares	$ 23.44	$ 26.29		$ 26.29
Class C Shares	$ 21.90	$ 23.08		$ 23.08
Class I Shares	$ 23.81	$ 26.98		$ 26.98
Class Y Shares	$ 23.90	$ 27.10		$ 27.10

(1) Pro forma shares outstanding have been adjusted for the accumulated change in the number of the Target Fund's shareholder accounts based on the relative value of each Fund's net asset value per share as of December 31, 2019.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Fund Policies

The following table compares additional information regarding the investment objectives and strategies of the Funds.

Target Fund	Acquiring Fund
Investment Objective
The Fund seeks long-term capital appreciation. The Board of Trustees may change the Fund's investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify its shareholders in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.	Same.
Securities Lending
To generate additional income, the Fund may lend its portfolio securities to financial institutions, meaning that a significant portion of the Fund could be on loan at any given time. While this practice will not impact the Fund’s principal investment strategy, it does subject the Fund to securities lending risk. Any expenses associated with securities lending are not reflected in the fee table for the Fund.	Same.

Target Fund	Acquiring Fund
Investments in Other Diamond Hill Funds
The Fund may invest in shares of another investment company, including another Diamond Hill Fund. While this practice will not impact the Fund’s principal investment strategy, it does subject the Fund to investment company risk. To the extent the Fund invests in an underlying Diamond Hill Fund, the Adviser has contractually agreed to permanently waive a portion of the Fund’s management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the Fund’s Board of Trustees. “Acquired Fund Fees and Expenses” and the amount of the contractual waiver, as shown on the expense table in the Fund Summary for the Fund, will vary with changes in the expenses of the underlying Diamond Hill Fund, as well as the allocation of the Fund’s assets.
The Fund will invest primarily in equity securities. Although not a principal strategy, the Fund’s investment in equity securities may also include rights and warrants, S&P Depositary Receipts and American Depositary Receipts.
Same.

Target Fund	Acquiring Fund
Investment Strategy
The Fund, under normal market conditions, invests its assets primarily in U.S. equity securities of any size that the Adviser believes are undervalued. The fund may also invest up to 40% of its net assets in non-U.S. equity securities, including equity securities in emerging market countries. Equity securities consist of common and preferred stocks. This is a non-fundamental investment policy that can be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
The Fund may sell securities short. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 70% of the value of the Fund’s net assets.

The Fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that the Adviser believes are undervalued and selling short U.S. equity securities of any size capitalization the Adviser believes are overvalued. Equity securities consist of common and preferred stocks. This is a non-fundamental investment policy that can be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
The Fund also will sell securities short. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets.

Target Fund	Acquiring Fund
Temporary Strategies
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During these times, the Fund may invest up to 100% of its assets in cash and cash equivalents. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investments may prevent the Fund from achieving its investment objective. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.	Same.

Unless otherwise stated, the additional investments and general policies from the Funds' SAI dated February 28, 2020, as amended, which is incorporated by reference herein, apply to each Fund and provide further information including, but not limited to, the types of securities a Fund, may invest in when pursuing its investment objective. This information also describes investment strategies and policies that a Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. The strategies and policies of the Acquiring Fund will apply following the Reorganization.

Fundamental Investment Policies and Restrictions

The Funds have the same fundamental investment policies and restrictions that can only be changed with shareholder approval. Shareholder approval means approval by the lesser of: (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares). If shareholders approve the Reorganization and other conditions are satisfied or waived, they will become shareholders in the Acquiring Fund, which will continue to have the same fundamental investment restrictions. This information is qualified in its entirety by each Fund’s SAI, which is incorporated by reference insofar as it relates to the Funds.

Other Comparative Information about the Funds

Investment Adviser

Diamond Hill Capital Management, Inc., 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, is the investment adviser to the Acquiring Fund and the Target Fund, and as such, manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The Adviser has been an investment adviser to individuals, pension and profit-sharing plans, trusts, private investment funds, corporations and other institutions since June 2, 1988. As of May 31, 2020, the Adviser managed approximately $20.4 billion in assets.

Pursuant to the investment advisory contract between the Adviser and the Funds, the Adviser, subject to the supervision of the Board of Trustees and in conformity with the stated objective and policies of each Fund, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the Funds. The Adviser also administers the corporate affairs of the Funds, and in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian, and the Funds’ sub-administrator, sub-fund accountant and sub-transfer agent. The management services of the Adviser are not exclusive under the terms of the investment advisory contract and the Adviser is free to, and does, render management services to others. The Adviser is reimbursed by each Fund for certain of its costs in providing those services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser serve as officers of the Trust.
The Adviser will continue to provide the services described above to the Acquiring Fund following the Reorganization.
Management Expenses

The Target Fund pays the Adviser an investment advisory fee at an annual rate equal to 0.95% of the Fund's average daily net assets. Each Fund incurs expenses, including the distribution and shareholder servicing fees (Rule 12b-1 fee), administrative services fees and custodian fees and expenses. Following the Reorganization, the Acquiring Fund will pay the Adviser an investment advisory fee rate in accordance with the contractual fee schedule that is 0.05% lower than the investment advisory fee rate paid under that same contractual fee schedule currently paid by the Target Fund to the Adviser. During the fiscal year ended December 31, 2019, the Target Fund paid an annual fee equal to 0.95% of its average daily net assets and the Acquiring Fund paid an annual fee equal to 0.90% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting 888-226-5595. The Funds’ reports are available free of charge at diamond-hill.com.

Target Fund Investment Personnel

The Target Fund is managed by a team of research analysts. The individuals with the most significant responsibility for day-to-day management of the Target Fund are John Loesch, Aaron Monroe, Micah Martin, Nathan Palmer and Suken Patel.

Mr. Loesch has a Bachelor of Science in Public Affairs, Public Financial Management from Indiana University, a Masters degree in Business Administration (cum laude) from the University of Notre Dame and holds the CFA designation. He has been an investment professional with the Adviser since June 2007. Mr. Loesch currently serves as a Portfolio Manager, Co-Director of Research, Sector Leader and Research Analyst for the Adviser focusing on banks and alternative asset managers. From July 2003 to May 2006 Mr. Loesch was an Analyst at Nationwide Financial. He was a Financial Advisor at UBS Financial Services from June 2001 to July 2003.

Mr. Martin has a Bachelor of Music degree (summa cum laude) from Cedarville University, a Master of Business Administration from The Ohio State University (with distinction) and holds the CFA designation. He has been an investment professional with the Adviser since June 2014. Mr. Martin currently serves as a Co-Sector Leader and Research Analyst for the Adviser, focusing on housing and consumer commodities. From 2008 to 2012, he was an English teacher in Beijing, China at The High School Affiliated to Beihang University and the Beijing National Day School.
Mr. Monroe has a Bachelor of Science degree in Finance, Accounting and Economics from The Ohio State University (cum laude) and holds the CFA designation. He has been an investment professional with the Adviser since June 2007. Mr. Monroe currently serves as a Co-Sector Leader, Portfolio Manager and

Research Analyst for the Adviser focusing on gaming, lodging, and leisure. From 2007 to 2008, Mr. Monroe served as an Equity Trader with the Adviser. From 2006 to 2007, Mr. Monroe was a Consulting Group Analyst with Smith Barney. In 2005, Mr. Monroe was an Associate with Duff & Phelps.
Mr. Palmer has a Bachelor of Science degree in Accounting and Finance from The Ohio State University (summa cum laude, with honors) and a Masters of Accountancy from The Ohio State University (with distinction). He is a Certified Public Accountant and holds the CFA designation. He has been an investment professional with the Adviser since October 2009. Mr. Palmer currently serves as a Sector Leader and Research Analyst for the Adviser focusing on software and computer services. From 2008 to 2009, Mr. Palmer was a Tax Consultant with Deloitte & Touche, LLP.
Mr. Patel has a Bachelor of Science degree in Finance from The Ohio State University and holds the CFA designation. He has been an investment professional with the Adviser since June 2006. Mr. Patel currently serves as a Sector Leader and Research Analyst for the Adviser focusing on energy. From 2005 to 2006, Mr. Patel served as an Equity Research Analyst with Victory Capital Management. From 2004 to 2005, Mr. Patel was a Merger & Acquisitions Analyst with KeyBanc Capital Markets.

Acquiring Fund Investment Personnel

The following individuals manage the Acquiring Fund. This investment team will continue to manage the Acquiring Fund after the Reorganization.

Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters’ degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with the Adviser since March 2001. He currently serves as a Portfolio Manager for the Adviser. He was the President of the Adviser from January 2014 through August 2019 and Chief Executive Officer of the Adviser from January 2016 through August 2019. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. Palmer has a Bachelor of Science degree in Accounting and Finance from The Ohio State University (summa cum laude, with honors) and a Masters’ of Accountancy from The Ohio State University (with distinction). He is a Certified Public Accountant and holds the CFA designation. He has been an investment professional with the Adviser since October 2009. Mr. Palmer currently serves as a Sector Leader and Research Analyst for the Adviser focusing on software and computer services. From 2008 to 2009, Mr. Palmer was a Tax Consultant with Deloitte & Touche, LLP.

Mr. Bath has a Bachelor of Science degree in Accounting from Miami University, a Masters’ of Business Administration from The Ohio State University and holds the CFA designation. He has been the Managing Director – Investments for the Adviser since September 2002. Mr. Bath also currently serves as a Portfolio Manager for the Adviser. From 1985 to September 2002, Mr. Bath was a senior portfolio manager for Gartmore Global Investments, a global investment firm affiliated with Nationwide Insurance, where he managed the Gartmore Total Return Fund. At the time of his departure from Gartmore, Mr. Bath was also managing three other funds; the four Gartmore funds he managed had combined total net assets of approximately $3.3 billion. Mr. Bath was first employed by Nationwide Insurance as an investment professional in 1982.

The Trust’s SAI, dated February 28, 2020, as amended, which is incorporated by reference herein, provides information about the compensation structure for each Fund’s investment personnel and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by the Adviser, as the case may be.

Conflicts of Interest

The Adviser and its investment personnel are also responsible for managing other account portfolios in addition to the respective Funds they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfolio Manager may spend on other accounts versus the respective Funds they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form ADV Part 2A also contains a description of some of its policies and procedures to address conflicts of interest.

        A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI, which is incorporated by reference herein.

Fund Policies on Pricing of Fund Shares, Purchases and Redemptions, Dividends and Distributions, Frequent Purchases and Redemptions, Tax Consequences and Distribution Arrangements

        Both the Target Fund and the Acquiring Fund have the same policies with respect to pricing of Fund shares, purchases and redemptions of Fund shares, dividends and distributions, frequent purchases and redemptions, U.S. federal income tax consequences of buying, holding, exchanging and selling shares, and distribution arrangements, which are contained in the Funds’ prospectus. The Target Fund’s prospectus is incorporated by reference. Such policies of the Acquiring Fund are provided on the attached Appendix B.

Trustees and Officers

        The following individuals comprise the Board of Trustees of the Trust: Tamara L. Fagely, John T. Kelly-Jones, Elizabeth P. Kessler, Nancy M. Morris, D’Ray Moore Rice, and Peter E. Sundman. Each Trustee is independent of the Adviser, Diamond Hill Capital Management, Inc., and the Trust. The officers of the Trust are disclosed in the Funds’ SAI, which is incorporated herein by reference and has been filed with the SEC.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., the Independent Registered Public Accounting Firm for the Acquiring Fund and the Target Fund, audits each Fund’s annual financial statements and compiles their tax returns. Cohen & Company, Ltd. will continue as the Independent Registered Public Accounting Firm for the Acquiring Fund following the Reorganization.

Financial Highlights
The financial highlights for the Target Fund are incorporated herein by reference to the Target Fund's annual report for the fiscal year ended December 31, 2019. The financial highlights for the Acquiring Fund for the same period are provided below.
The financial highlights tables are intended to help you understand the Acquiring Fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2019 and December 31, 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Information in fiscal years ended December 31, 2017 and prior was audited by the funds’ former independent registered public accounting firm.
Selected data for a share outstanding throughout the periods indicated.

(A) Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.36% for Class A, 2.11% for Class C, 1.07% for Class I and 0.95% for Class Y.
(D) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(E) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(F) The portfolio turnover rate for 2019, 2018 and 2017 would have been 42%, 51% and 32%, respectively, if the absolute value of the securities sold short liability was included in the denominator of the calculation.

The Board of Trustees of the Fund unanimously recommends that shareholders of the Target Fund vote
FOR approval of the Plan.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by the Target Fund will vote together as a single class at the Meeting on the Proposal. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. A quorum of shareholders is required to take action at each Meeting. The quorum requirement is one-third of the outstanding shares of the Fund entitled to vote.

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund.

The 1940 Act defines “majority of the outstanding voting securities” to mean the lesser of (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that the Proposal may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the Proposal to be a non-routine matter that affects substantially shareholders' rights or privileges. Brokers holding shares of a Fund on behalf of clients may not vote on this proposal absent instructions from the beneficial owners of the shares. As a result, these shares also will be treated as broker non-votes.

        The Adviser will vote any shares it holds in the Target Fund and has voting authority, and shares for which it is the agent of record and which are not otherwise represented in person or by proxy at the Meeting. Such shares held by the Adviser will be voted in favor of the proposal. Shareholders of the Acquiring Fund will not vote on the Plan.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Target Fund.

Diamond Hill Research Opportunities Fund	Total Number of Shares Outstanding	Net Assets
Class A Shares	265,241	$5,772,552
Class C Shares	39,400	$797,274
Class I Shares	633,293	$14,027,931
Class Y Shares	728,483	$16,210,252

To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own more than 1% of the outstanding shares of the Funds.

As of the Record Date , the following shareholders were beneficial owners of 5% or more of the outstanding shares of the class listed because they possessed voting or investment power with respect to such shares:

	Nature of Ownership	Percentage of Outstanding Shares of the Class
DIAMOND HILL RESEARCH OPPORTUNITIES FUND - CLASS A
WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103	Record	23.50%
CHARLES SCHWAB/FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Record	15.10%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK NY 10004-1901	Record	6.85%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Record	5.32%

	Nature of Ownership	Percentage of Outstanding Shares of the Class
DIAMOND HILL RESEARCH OPPORTUNITIES FUND - CLASS C
WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103	Record	24.78%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK NY 10004-1901	Record	22.34%
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Record	16.07%
RBC CAPITAL MARKETS LLC/MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREE-P08 MINNEAPOLIS MN 55402-4400	Record	8.51%

DIAMOND HILL RESEARCH OPPORTUNITIES FUND - CLASS I
CHARLES SCHWAB/FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Record	41.86%
MERRILL LYNCH PIERCE FENNER & SMITH INC/FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	Record	12.56%
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Record	10.39%
WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	Record	9.21%

DIAMOND HILL RESEARCH OPPORTUNITIES FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H. MCCONNELL BLVD SUITE 200 COLUMBUS OHIO 43215	Record	93.18%

Solicitation of Proxies

        The Adviser will pay the fees and expenses related to the Proposal, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser, and certain financial services firms and their representatives, without extra compensation, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

Shareholder Proposals for Subsequent Meetings

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Karen R. Colvin, Secretary, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust. Because the Trust has never received a shareholder proposal, the Trust has not adopted a written policy regarding consideration of shareholder proposals.

        The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Shareholder Communications

The Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds in which the shareholder owns shares; and (d) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.
        The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

Reports to Shareholders and Financial Statements

        The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of Fund changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a representative of the Adviser at 855-255-8955, via the internet at diamond-hill.com, or by sending a written request to the Secretary of the Trust at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215.

Delivery of Voting Instructions

If you and another contract owner share the same address, the Trust may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 614-255-3333, or write the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at diamond-hill.com.

BY ORDER OF THE BOARD OF TRUSTEES

President
Diamond Hill Funds

August 26, 2020

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 614-255-3333.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this twenty-first day of July, 2020 by and between Diamond Hill Funds, an Ohio business trust (the “Trust”), on behalf of Diamond Hill Research Opportunities Fund, a series of the Trust (the “Target Fund”), and Diamond Hill Long-Short Fund, a series of the Trust (the “Acquiring Fund”). Diamond Hill Capital Management, Inc. (“DHCM”) joins this agreement solely for the purpose of agreeing to be bound by Paragraph 5.

All references in this Agreement to action taken by the Target Fund or the Acquiring Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all or substantially all of its assets to the Acquiring Fund, in exchange solely for Class A, Class C, Class I and Class Y voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Acquiring Fund that assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, Class C, Class I and Class Y Acquiring Fund Shares pursuant to this Agreement and in accordance with the applicable statutes of the State of Ohio, and that the interests of existing shareholders of the Target Fund or the Acquiring Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Trust shall cause the Acquiring Fund to

Appendix A

deliver to the Trust full and fractional Class A, Class C, Class I and Class Y Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Acquiring Fund to assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2 The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Target Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, Class C, Class I and Class Y Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class I and Class Y Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, Class C, Class I and Class Y Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. The Acquiring Fund shall not issue certificates representing the Class A, Class I, Class C and Class Y Acquiring Fund Shares in connection with such exchange. Ownership of Class A, Class C, Class I and Class Y Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Target Fund.

2. CLOSING AND CLOSING DATE

2.1 The Closing Date shall be October 23, 2020, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Diamond Hill Capital Management, Inc. (“DHCM”), 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, or at such other time and/or place as the parties may agree.

Appendix A

2.2 The Trust shall cause Ultimus Fund Solutions, LLC (the “Transfer Agent”), sub-transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Trust a confirmation evidencing the Class A, Class C, Class I and Class Y Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Trust that such Class A, Class C, Class I and Class Y Acquiring Fund Shares have been credited to the accounts of the Target Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

i) the Trust is duly organized and existing under its Second Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”) and the laws of the State of Ohio as a business trust with transferable shares of beneficial interest commonly referred to as a “Ohio business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(iii) the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will

Appendix A

conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or the Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) if applicable, the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all assets and liabilities of the Target Fund as of the Closing Date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vii)) for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(ix) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund:

(i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the

Appendix A

case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(x) Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the “Code”) and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xi) The Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xii) The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xiii) Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code; and

(xiv) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (x) through (xiii) above.

3.2 The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Trust is duly organized and existing under its Trust Instrument and the laws of the State of Ohio as a business trust with transferable shares of beneficial interest commonly referred to as a “Ohio business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(iii) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust

Appendix A

or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the net asset value per share of a Class A, Class C, Class I and Class Y Acquiring Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Acquiring Fund as of that time and date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of

Appendix A

the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes.

4. CONDITIONS PRECEDENT

4.1 The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or DHCM to be necessary and appropriate to effect the registration of the Class A, Class C and Class I Acquiring Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) Class A, Class C, Class I and Class Y Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;

(iv) All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;

Appendix A

(v) The Acquiring Fund and Target Fund shall have received an opinion, dated as of the Closing Date, of Thompson Hine LLP, substantially to the effect that for U.S. federal income tax purposes:

(a) The Acquiring Fund’s acquisition of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to the Target Fund’s shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

(c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund.

(d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

(f) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

Appendix A

(g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Acquiring Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h)  Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

(i) The Acquiring Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP reasonably may request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph.

(vi) The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date; and

(vii) The shareholders of the Target Fund shall have approved this Agreement at a special meeting of its shareholders.

5. EXPENSES

DHCM agrees that it will bear all costs and expenses of the Reorganization and transactions contemplated thereby. Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund be paid by the person to whom the Acquiring Fund shares are to be issued and transferred. Notwithstanding the foregoing, any other

Appendix A

transfer taxes payable upon the issuance of the Acquiring Fund shares shall be paid by the Adviser. All costs and expenses borne by DHCM hereunder shall be solely and directly related to the Reorganization contemplated by this Agreement, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Notwithstanding any other provision of this Agreement, costs and expenses of the Reorganization will be borne by the party directly incurring such expenses if and to the extent that the payment by another person of such costs and expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.

6. ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Acquiring Fund that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

Appendix A

10.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in the Trust Instrument. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Acquiring Fund.

10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

Appendix A

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

DIAMOND HILL FUNDS

For and on behalf of the Acquiring Fund

_______________________
By: Thomas E. Line
Title: President

DIAMOND HILL FUNDS
For and on behalf of the Target Fund

_______________________
By: Thomas E. Line
Title:   President

DIAMOND HILL CAPITAL MANAGEMENT, INC.

_______________________
By: Thomas E. Line
Title:  Chief Financial Officer

Appendix B

Acquiring Fund Policies on
Pricing of Fund Shares, Purchases and Redemptions, Dividends and Distributions, Frequent Purchases and Redemptions, Tax Consequences and Distribution Arrangements
The following information is applicable to the Target Fund and the Acquiring Fund.
Pricing of Fund Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time ) on each day the New York Stock Exchange (“NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, a Fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this prospectus and in the Statement of Additional Information) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on a Fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of a Fund. The NAV for a class is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding. The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations.
If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by each Fund’s Board of Trustees. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. To the extent that a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on

Appendix B
weekends or other days when the Fund is closed, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. In addition, securities trading on foreign markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the foreign market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
If you purchase shares of a Fund through a Processing Organization, as discussed below, it is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.
Purchase of Fund Shares
Shares of the Funds have not been registered for sale outside of the United States and a Fund is generally only available to residents in the United States with a valid tax identification number. Each Fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by a Fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or non-U.S. trust or estate, non-U.S. corporation or non-U.S. partnership.

The following table summarizes different features and eligibility requirements of each Class of the Funds:

Appendix B
Choosing a Share Class

Eligibility	Class A	Class C	Class I	Class Y
May be purchased by the general public	✓	✓

May be purchased by institutional investors, such as corporations, pension, profit sharing, or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments	✓	✓	✓	✓

May be purchased by individual investors, through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓	✓

May be purchased by financial intermediaries on behalf of individual investors provided such intermediary:
1.is acting in an investment advisory capacity,
2.enters into an agreement with a Fund or the Adviser to purchase and redeem such shares through an omnibus account, and
3. agrees to not charge a Fund, its investment adviser or any other affiliates, any sub-transfer agent fees, service fees, networking fees, distribution fees, marketing fees, or any other fees for the entire life of the investment in Class Y shares.
✓

May be purchased by Trustees, Directors, and employees of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and their immediate family members	✓	✓	✓

Initial Investment Minimum	$2,500	$2,500	$2,500	$500,000
May be waived for corporate sponsored, participant directed group retirement accounts	✓	✓	✓	✓

May be waived for investors who purchased shares through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓	✓

May be waived for individual investors who purchased Class Y shares through financial intermediaries that have entered into an agreement with a Fund or the Adviser as described above.				✓

May be waived in other circumstances as deemed appropriate	✓	✓	✓	✓

Additional Compensation to Financial Intermediaries Permitted	✓	✓	✓

Appendix B
Financial Intermediaries
Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in a Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from a Fund, and certain financial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. A Fund or the Adviser may pay service and/or distribution fees to these entities for services they provide to Class A , Class C and Class I shareholders.

Class A and Class C shares are available to the general public. Class A and Class C shares may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.

Class I shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments. Class I shares may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.
Class I shares may also be purchased by officers, trustees, directors and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

Class Y shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments.

Class Y shares may also be purchased by individual investors, if purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser or the applicable fund to offer such shares through an omnibus account held at the fund.

All Class Y purchases of a Fund, whether purchased by an institutional investor or by a financial intermediary on behalf of an individual investor, will not require the fund,

Appendix B
its investment adviser or any other affiliates, to make any sub-transfer agent, service, networking, distribution-related, marketing, maintenance , revenue sharing or any other fees or payments to any third party now or for the entire life of the investment in Class Y shares. Class Y shares have no ongoing shareholder service fees.

Minimum Initial Investment amount for Class A, Class C and Class I shares is $2,500. The minimum initial investment amount for Class Y is $500,000.
•The Funds may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts).
•The Funds may waive the initial investment minimums for Class A, C and I shares purchased through financial intermediaries that have entered into a written agreement with the funds or its Agents.
•The Funds may waive the initial investment minimums for Class Y shares purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser to offer such shares through an omnibus account held at the fund.
•The Funds may waive the investment minimums in other circumstances as it may judge appropriate.
All investments and exchanges are subject to approval by a Fund and each Fund reserves the right to reject any purchase or exchange of shares at any time. Each Fund requests advance notification of investments in excess of 5% of the current net assets of the Fund.
All classes of the Funds may not be available in every state.

Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, a Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Appendix B
Fund Supermarkets and Clearing Organizations

You may purchase shares of a Fund through a fund supermarket or clearing organization, which is a broker-dealer, bank or other financial institution that purchases shares for its customers (Processing Organization). Each Fund has authorized certain Processing Organizations to receive purchase and sale orders on its behalf. Before investing in a Fund through a Processing Organization, you should read carefully any materials provided by the Processing Organization together with this prospectus.
When shares are purchased this way, there may be various differences. The Processing Organization may:
•Charge a fee for its services.
•Act as the shareholder of record of the shares.
•Set different minimum initial and additional investment requirements.
•Impose other charges and restrictions.
•Designate intermediaries to accept purchase and sale orders on a Fund’s behalf.
•Impose an earlier cut-off time for purchase and redemption requests.
The Trust considers a purchase or sale order as received when an authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on a Fund’s net asset value next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.
Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviser or their affiliates.
Fund Direct Purchase
You may also make a direct initial investment by following these steps:
•Complete and sign an investment application form which you can request by calling the applicable Fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly.
•Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the applicable Fund. We do not accept post-dated checks, third party

Appendix B
checks, travelers’ checks, cash, money orders, cashier checks greater than $10,000, credit card convenience checks or “starter” checks.
•Mail the application and check to: (Fund Name) P.O. Box 46707, Cincinnati, OH 45246.
To purchase shares of a Fund by wire, call the Fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business for instructions. On days when the NYSE closes early, the call center hours will be reduced accordingly. Each Fund will accept wire orders only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by a Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of a Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but a Fund may charge a fee in the future.
AIP Program

When making your initial investment in a Fund, you may choose to participate in the Fund’s automatic investment program (“AIP”) by completing the AIP section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.
Sales Charges
Shares of a Fund are purchased at the public offering price (their NAV plus any applicable sales charge).
The Funds’ principal underwriter compensates Financial Intermediaries (such as broker-dealers), including processing organizations, who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the principal underwriter or affiliates of the principal underwriter and from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to the principal underwriter and a Financial Intermediary.
Class A Shares
The public offering price for Class A shares of a Fund is the next determined NAV plus a sales charge, unless you qualify for a waiver of the sales charge. The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment.

Appendix B

Amount of Investment	Sales Charge as a % of Public Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Commission (as a % of the Public Offering Price)
Less than $10,000	5.00%	5.26%	4.50%
$100,000 to $250,000	4.00%	4.17%	3.75%
$250,000 to $500,000	3.00%	3.09%	2.75%
$500,000 to $750,000	2.00%	2.04%	1.75%
$750,000 to $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	None

Each Fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the funds in which you invest (as described below), even if such funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all funds to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the funds that you would like to have one or more funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A or Class C shares of a Fund held in:
1. Your account(s);
2. Your spouse’s account(s);
3. Joint accounts with qualified spouse;
4. Account(s) of children under the age of 21 who share your residential address;
5. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

Appendix B
6. Solely controlled business accounts; and
7. Single-participant retirement plans of any of the individuals in items (1) through (3) above.
In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the funds may verify (1) the number of shares of the funds held in your account(s) with the funds, (2) the number of shares of the funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the funds held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.
Letter of Intent You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. Each Fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.
In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. A Fund will also consider the value of Class A shares sold at NAV. Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the applicable Fund a Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.
You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the applicable Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount

Appendix B
you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).
Additional information regarding the reduction of Class A sales charges is available in each Fund’s Statement of Additional Information, which is incorporated herein by reference. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermediary. To determine if you are eligible for these programs, call 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days a Fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. These programs may be terminated or amended at any time.
Class C Shares
Class C shares are offered at NAV without any up-front sales charge. However, Class C shares are subject to a contingent deferred sales charge (“CDSC”) (based on the lower of the initial investment amount and current NAV) of 1% if redeemed within one year of the purchase date. No CDSC will be charged if you redeem your shares after one year of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. When processing a redemption of Class C shares, Class C shares not subject to a CDSC are redeemed first.
The CDSC will be waived (i) on redemption of shares following the death of the shareholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) in other circumstances at the discretion of the funds.
The principal underwriter pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C shares.
Class I Shares
Class I shares may be available at brokerage firms that have agreements with each Fund’s distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.
Sales Charge Waivers
No sales charge is imposed on Class A shares of a Fund if the shares were:
1. Acquired in exchange for shares of another Diamond Hill Fund if a comparable sales charge has been paid for the exchanged shares.

Appendix B
2. Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:
- The Diamond Hill Funds;
- Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates;
- The Distributor and its subsidiaries and affiliates; or
- Broker-dealers or financial institutions that have entered into dealer agreements with the Funds or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of fund shares).
3. Bought by advisory clients of Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.
4. Bought by 529 college savings plans or bought by certain corporate sponsored, participant-directed retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those group plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” These group plans do not include traditional IRAs, Roth IRAs, Coverdell Educations Savings Accounts, SEPs, SARSEPs, Simple IRAs, KEOGHs, individual 401(k) or individual 403(b) plans. Shares cannot be held in a commission-based brokerage account.
5. Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services.
6. Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.
7. Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to a Fund or a Fund’s Distributor.
8. Bought by employer-sponsored health savings accounts.
9. Acquired with proceeds from the sale of Class C shares, Class I shares or Class Y shares of a Diamond Hill Fund or acquired in a transfer of Class C shares, Class I shares or Class Y shares of a Diamond Hill Fund for Class A shares of the

Appendix B
same fund, but only if the purchase is made within 90 days of the distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.
10. Bought with proceeds from the sale of Class A shares of a Diamond Hill Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.
11. Bought in connection with plans of reorganization of a Diamond Hill Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.
12. Bought directly from a Fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.
To take advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your Financial Intermediary. On days when the NYSE closes early, the call center hours will be reduced accordingly. These waivers may not continue indefinitely and may be discontinued at any time without notice.
Merrill Lynch Platform Waivers and Discounts The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the applicable Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the applicable Fund or through another intermediary to receive these waivers or discounts.
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers)

Appendix B
and discounts, which may differ from those disclosed elsewhere in a Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•Shares purchased by or through a 529 Plan
•Shares purchased through a Merrill Lynch affiliated investment advisory program
•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•Directors or Trustees of a Fund, and employees of a Fund’s investment adviser or any of its affiliates, as described in the prospectus
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on C Shares available at Merrill Lynch
•Death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in a Fund’s prospectus
•Return of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code due to the shareholder reaching age 70½
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•Shares acquired through a right of reinstatement
•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain a fee based accounts or platforms

Appendix B
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in the prospectus
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Sales Charge Waivers Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the applicable Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Appendix B
Raymond James Platform Waivers and Discounts The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the applicable Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the applicable Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.

Appendix B
•Shares sold as part of a systematic withdrawal plan as described in a Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the applicable Fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the applicable Fund’s prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC Platform Waivers and Discounts
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the fund's Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase

Appendix B
pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as "initial sales charge"
Baird:
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the applicable Fund’s prospectus or the SAI.

Appendix B
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•Shares purchase from the proceeds of redemptions from another Diamond Hill Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in a Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Diamond Hill Fund assets held by accounts within the purchaser’s household at Baird. Eligible Diamond Hill Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Diamond Hill Funds through Baird, over a 13-month period of time

Appendix B
Other Purchase Information

Each Fund reserves the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of a Fund by check, the check must be made out to the Fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by the applicable Fund. If you are already a shareholder of a Fund, the Trust reserves the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Trust. You may be prohibited or restricted from making future purchases in a Fund.
Redemption of Fund Shares

How to Redeem Shares

You may redeem all or part of your investment in a Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described below. Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your sale. If you sell shares through your Financial Intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. A Fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares. Each Fund encourages, to the extent possible, advance notification of large redemptions. Each Fund typically expects that the Fund will hold cash or cash equivalents to meet redemption requests. A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. Each Fund reserves the right to redeem in-kind as described under “Additional Information” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the applicable Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Each Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Appendix B
By Mail To redeem any part of your account in a Fund by mail, send a written request, with the following information, to:
(Fund Name)
Diamond Hill Funds
P.O. Box 46707
Cincinnati, OH 45246

•the fund name;
•your account number;
•the name(s) on your account;
•your address;
•the dollar amount or number of shares you wish to redeem;
•the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and
•the Federal tax withholding election (for retirement accounts),
•If the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution outlined below,
•You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the address on your account has been changed within 15 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.

We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.
By Telephone If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling the applicable Fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business. On days when the NYSE closes early, the call center hours will be between reduced accordingly. IRA accounts are not redeemable by telephone.

Appendix B
Neither a Fund nor the Transfer Agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. A Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions.
We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption request for an amount of at least $100,000 as described above. A telephone redemption request for an amount of at least $100,000 as described above will not be processed until the Medallion Signature Guarantee is received by the Transfer Agent.
Additional Information Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call the applicable Fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the applicable Fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. A Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.
Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the applicable Fund’s holdings. If payment is made in securities, the applicable Fund will value the securities selected in the same manner in

Appendix B
which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.
Accounts with Low Balances Maintaining small accounts is costly for a Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the applicable Fund’s minimum.
•If the value of your account falls below $2,500, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Administrator to offset small account expenses. Each Fund reserves the right to waive the quarterly fee.
•Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,500. In such cases, you will be notified and given at least 30 days to purchase additional shares to bring the balance above the minimum before the account is closed.
•The above involuntary redemptions constitute a sale of Fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. CDSC fees will be waived on involuntary redemptions of Class C shares.
How to Exchange Shares
You may exchange any or all of your shares in a Fund for shares in another Diamond Hill Fund (“fund”) or another share class of a Fund, subject to the following conditions:
You may exchange any or all of your shares in a fund for shares in another fund or another share class of the same fund, subject to the following conditions:
Class A Shares of a fund may be exchanged for:
1.Class A Shares of another Fund without incurring any new sales charge.
2.Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.
Class C Shares of a fund may be exchanged for:
1.Class C Shares of another fund. Your new Class C Shares will be subject to the same CDSC and the current holding period for your exchanged Class C Shares is carried over to your new shares.
2.Class I or Class Y Shares, of the same fund provided you meet the eligibility and minimum investment requirements of that class.

Appendix B
Class I Shares of a fund may be exchanged for:
1.Class I Shares of another fund
2.Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.
Class Y Shares of a fund may be exchanged for:
1.Class Y Shares of another fund
2.Another share class of the same fund if you are eligible to purchase that class.
You may request the exchange by telephoning 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or writing the funds at Diamond Hill Funds, P.O. Box 46707, Cincinnati, OH 45246. On days when the NYSE closes early, the call center hours will be reduced accordingly. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a fund. It is your responsibility to obtain and read a prospectus of the exchanging fund before you make an exchange.
3.If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.
Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.
Share Class Conversions The Internal Revenue Service currently takes the position that a conversion/exchange of share classes of the same fund is a nontaxable event. Conversion/exchanges of share classes between different funds is generally taxable.
Class C Shares Conversion Feature
On October 1, 2019, the Trust implemented an automatic conversion of Class C shares to Class A Shares of the same fund after ten years provided that the fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. These conversions will occur during the month in which the 10-year

Appendix B
anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have Class C shares automatically converted to Class A may be limited or may occur at a different anniversary date.
Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.
After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares. You will not pay any contingent deferred sales charge when you sell Class A Shares that have converted from Class C Shares.
How to Request Certain Non-Financial Transactions
Each Fund will accept the STAMP’s Signature Validation Program (“SVP”) stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial services institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee (MSG) would not apply. The SVP stamp carries its own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
This program enables a Fund to accept documents stamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which a Fund can accept an SVP are: (1) change name; (2) add or change banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustee; and (7) change UTMA/UGMA custodian.
In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Medallion Guarantee Stamp.
Dividends and Distributions
Income and Capital Gain Distributions Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains distributed to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund unless you

Appendix B
request cash distributions on your application or through a written request. If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Frequent Purchases and Redemptions
Market Timing and Frequent Trading Policy
The Funds are not designed to serve as a vehicle for frequent trading. The Funds do not authorize, and use reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. Each Fund will take reasonable steps to discourage excessive short-term trading and the Funds’ Board of Trustees has adopted the following policies and procedures with respect to market timing. A Fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, a Fund can reject a purchase order for any reason. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments each Fund believes it is acting in a manner that is in the best interests of shareholders.
Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although each Fund uses a variety of methods to detect and deter market timing, due to the complexity involved in identifying excessive trading there is no assurance that a Fund’s efforts will identify and eliminate all trades or trading practices that may be considered abusive. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary

Appendix B
to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.
Each Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of a Fund, nor will they enter into any such arrangements in the future.
Tax Consequences
Tax Considerations If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional fund shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes:
•distributions are taxable to you at either ordinary income or capital gains tax rates;
•distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
•distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
•for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;
•for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations;
•distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December; and
•for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on distributions you receive from the Funds and gains from selling, redeeming or exchanging your shares.
The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Each Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, the final amount and character of distributions a Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to

Appendix B
shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Distributions from a Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).
If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Selling and Exchanging Shares Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Diamond Hill Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling fund shares are taxed at your applicable tax rate for long-term capital gains. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Other Tax Jurisdictions Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Appendix B
This discussion of is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.
Distribution Arrangements
Distribution Plan
Each Fund has adopted a plan under Rule 12b-1 that allows certain classes of its shares to pay distribution fees. Up to 0.25% of each class’s 12b-1 fee can be used as a shareholder servicing fee. Class A shares pay annual 12b-1 expenses of 0.25% and Class C shares pay annual 12b-1 expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Additional Compensation to Financial Intermediaries
Diamond Hill Capital Management, Inc., the Adviser and Administrator, may make payments to financial intermediaries that can be categorized as “service-related” or “distribution-related.”
Payments made by the Administrator to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categorized as “servicing related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary.
Payments made by the Adviser from its own resources to financial intermediaries that are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution-related payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the applicable Fund and other Diamond Hill Funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution related payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Diamond Hill Funds to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by providing representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may

Appendix B
also be used to reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Diamond Hill Funds, including travel and lodging expenditures.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

******BOXES FOR TYPSET PURPOSES ONLY******

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you call toll-free 888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 800-290-6427. Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789101**

DIAMOND HILL FUNDS

Diamond Hill Research Opportunities Fund

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas Line and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Diamond Hill Funds (the "Trust") to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on October 20, 2020 at 10:00 a.m., Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **800-290-6427**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement/Prospectus are available at
https://vote.proxyonline.com/DiamondHill/docs/Proxy2020.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Diamond Hill Research Opportunities Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example ●

PROPOSAL:

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION
August 26, 2020

Relating to the acquisition of the assets of
Diamond Hill Research Opportunities Fund
by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund each a series of Diamond Hill Funds

325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215
614-255-3333

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the Proxy Statement/Prospectus dated August 26, 2020. The Proxy Statement/Prospectus is being furnished to shareholders of Diamond Hill Research Opportunities Fund (the “Target Fund”) in connection with the reorganization of the Target Fund with and into Diamond Hill Long-Short Fund (the “Acquiring Fund”), pursuant to which all or substantially all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Diamond Hill Funds, 325 John H. McConnell Blvd., Columbus, Ohio 43215 or by telephoning Diamond Hill toll-free at 1-855-255-8955.

This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.Each Fund's Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 76 to Diamond Hill Funds registration statement of Form N-1A (File Nos. 811-08061 and 333-22075), dated February 28, 2020, filed on February 27, 2020, as amended; and

2.Each Fund's Annual Report, filed on Form N-CSR (File No. 811-08061), for the fiscal year ended December 31, 2019, as filed on February 20, 2020.
1

As described in the Proxy Statement/Prospectus, upon the closing of the Reorganization, each owner of the Target Fund will become a shareholder of the corresponding class of shares of the Acquiring Fund. Information about the Acquiring Fund is provided in the Proxy Statement/Prospectus.
2